UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2003 (April 22, 2003)

CTS CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

905 West Boulevard North, Elkhart, IN	46514
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 574-293-7511

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits.

The following exhibit is filed with this report:

Exhibit No. Exhibit Description
99.1 Press Release dated April 22, 2003

Item 9.	Regulation FD Disclosure.

This information, required by "Item 12. Results of Operations and Financial Condition", is being furnished under
"Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

On April 22, 2003, CTS Corporation issued a press release announcing financial results for the first quarter of 2003 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS Corporation

/s/ Richard G. Cutter III

By: Richard G. Cutter III Vice President, Secretary and General Counsel

Dated: April 23, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated April 22, 2003

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